Exhibit 10.1

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of July 17, 1997 is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.

                                R E C I T A L S:

                  WHEREAS, Borrower, Agent and Lenders are parties to an Amended and Restated Credit Agreement dated as of December 30, 1996 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), pursuant to which Lenders have agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

                  WHEREAS, Borrower wishes, and Agent and Lenders are willing, to amend the Credit Agreement, subject the terms and conditions of this Amendment; and

                  WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.  Amendment   The Credit  Agreement  is  hereb   amended  as
follows:

         (a)      The following text is  inserted  as subsections 1.2(g) through
(i) of the Credit Agreement:

                  "(g) Upon and subject to the terms and conditions hereof, each Lender agrees to provide its Pro Rata Share of a term loan to Borrower on the Second Effective Date, in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) ("Term Loan C"). Amounts repaid under Term Loan C may not thereafter be reborrowed.

                   (h) Borrower shall pay the entire unpaid balance of Term Loan C upon the first to occur of (i) July 15, 2000, (ii) the Commitment Termination Date and (iii) the acceleration of the Revolving Credit Loan.

                  (i) Borrower shall execute and deliver to each Lender a note to evidence Term Loan C, such note to be in a principal amount equal to the amount of Term Loan C provided by such Lender, dated the Second Effective Date and substantially in the form of Exhibit D-2 (each, as executed and as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, a "Term Loan

         C Note" and, collectively, the "Term Loan C Notes"). The Term Loan C Notes shall represent the obligation of Borrower to pay the amount of Term Loan C and all other obligations with interest thereon as prescribed in Section 1.8. The date and amount of each payment of principal and interest on Term Loan C shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded."

         (b) The text "(including, in the Agent's sole discretion, the Preferred Stock Reserve)" is inserted immediately the text "reserves" contained in the first sentence of subsection 1.1(a) of the Credit Agreement.

         (c) The following text is inserted as the fourth sentence of subsection 1.5(c) of the Credit Agreement:

         "Any prepayments of less than all of the outstanding balance of Term Loan C shall be applied to the then remaining outstanding balance of Term Loan C until paid in full."

         (d) The initial set of clauses (iii) and (iv) of subsection 1.5(d) of the Credit Agreement are renamed clauses (iv) and (v) respectively, and the following text is inserted as initial clause (iii) of such subsection:

         "(iii) to the then remaining outstanding balance of Term Loan C,"

         (e) Clauses (iii) and (iv) of subsection 1.5(e) of the Credit Agreement are renamed clauses (iv) and (v) respectively, and the following text is inserted as clause (iii) of such subsection:

         "(iii) to the then remaining outstanding balance of Term Loan C,"

         (f) The following text is inserted as the final sentence of Section 1.7 of the Credit Agreement:

         "Borrower shall utilize the proceeds of Term Loan C to finance an intercompany demand loan to ARTRA on the Second Effective Date in an aggregate amount not in excess of $7,500,000, which loan shall be payable in full not later than July 15, 2000 and shall be evidenced by a demand promissory note in the form of Appendix B to the Third Amendment (the "Second ARTRA Note") and pledged to Agent as additional Collateral securing the Obligations."

         (g) The following text is inserted as the final column of the grid contained in subsection 1.8(c) of the Credit Agreement:

                 "Term Loan C
                 LIBOR Margin              Index Margin
                 ------------              ------------

                          3.75                  1.00
                          3.75                  1.00
                          3.75                  1.00

                 provided that each of the foregoing  margins
                 shall   be    permanently    increased    by
                 one-quarter  of one percent (.25%) per annum
                 above the margin in effect  pursuant to this
                 proviso  immediately  prior to such increase
                 on the first day of  February,  May,  August
                 and   November  of  each  year,   commencing
                 February 1, 1998."

         (h) Clauses (iii), (iv) and (v) of subsection 1.8(g) of the Credit Agreement are renamed clauses (iv), (v) and (vi) respectively, and the following text is inserted as new clause (iii) of such subsection:

     "(iii) to any interest due and not yet paid hereunder in respect of Term Loan C,"

         (i) Clauses (vii), (viii), (ix) and (x) of subsection 1.8(g) of the Credit Agreement are renamed clauses (viii), (ix), (x) and (xi) respectively, and the following text is inserted as new clause (vii) of such subsection:

         "(vii) to the then remaining outstanding balance of Term Loan C,"

         (j) The following definitions are inserted into Annex A to the Credit Agreement in appropriate alphabetical order among the definitions contained therein:

                  ""Preferred Stock Reserve" shall mean, as of any date of determination, any amount determined by Agent in its sole discretion as sufficient to redeem or otherwise repurchase that number of shares of any class of Borrower's preferred stock as Agent in its sole discretion determines, together with all costs and expenses to be incurred in connection therewith.

                  "Second Effective Date" shall have the meaning ascribed thereto in the Third Amendment.

                  "Third Amendment" shall mean the Third Amendment to Amended and Restated Credit Agreement dated as of July 17, 1997 among the Borrower, the Agent and the Lenders.

                  "Term Loan C" shall have the meaning assigned to it in Section 1.2(g).

                  "Term Loan C Commitment" shall mean (a) as to any Lender with a Term Loan C Commitment, the aggregate commitment of such Lender to make Term Loan C as set forth on the signature page to the Agreement or in the most recent Lender Addition Agreement executed by such Lender and (b) as to all Lenders with a Term Loan C Commitment, the aggregate commitment of all Lenders to make Term Loan C, which maximum aggregate commitment shall be Seven Million Five Hundred Thousand Dollars ($7,500,000).

                  "Term Loan C Note" shall  have  the meaning  assigned to it in
         Section 1.2(i)."

         (k) The definition of ""Commitment" or "Commitments"" contained in Annex A to the Credit Agreement is replaced with the following definition:

                  ""Commitment" or "Commitments" shall mean (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment, Term Loan Commitment, Term Loan B Commitment, Term Loan C Commitment and Capital Expenditure Loan Commitment as set forth on the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments, Term Loan Commitments, Term Loan B Commitments, Term Loan C Commitments and Capital Expenditure Loan Commitments, which aggregate commitment shall not exceed Fifty Million Five Hundred Thousand Dollars ($50,500,000) on the Second Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

         (l) Clauses (c) and (d) of the definition of "Pro Rata Share" contained in Annex A to the Credit Agreement are renamed clauses (d) and (e) respectively, and the following text is inserted as new clause (c) of such definition:

         "(c) a Lender's portion of Term Loan C, the percentage obtained by dividing (i) the portion of Term Loan C held by such Lender, by (ii) the outstanding amount of Term Loan C,"

         (m) The text "Term Loan C," "Term Loan C Commitment" and "Term Loan C Note" is inserted immediately after each respective reference to "Term Loan B," "Term Loan B Commitment" and "Term Loan B Note" contained in the Credit Agreement, any other Loan Document and each Annex, Exhibit or Schedule or other attachment to any thereof, except (i) as expressly stated otherwise in this Amendment and (ii) in Agent's determination, as intended otherwise, and all textual revisions necessary to maintain proper grammatical structure while accomplishing the foregoing shall be deemed made.

         (n) Appendix A to this Amendment is hereby included as Exhibit D-2 to the Credit Agreement.

                  2. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Second Effective Date") that each of the following conditions has been satisfied in accordance with its terms, all in a manner satisfactory to Agent:

                  (a) Warranties and Representations. All of the warranties and representations of Borrower contained in the Credit Agreement and in the other Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects, except those representations and warranties which expressly relate to an earlier date.

                  (b) No Material Adverse Change. No event shall have occurred (and neither Agent nor Lenders shall have become aware of any facts or conditions not previously known) or be continuing which Agent shall determine has, or could be expected to have, a Material Adverse Effect.

                  (c) No Default or Event of  Default.  After  giving  effect to
         Section 3 of this Amendment, neither a Default nor an Event of Default shall have occurred and be continuing or would result herefrom.

                  (d) No Litigation. No litigation, investigation or proceeding before any court, governmental agency, or arbitrator shall be pending or threatened against Borrower, any Subsidiary of Borrower, or any officer, director, or executive of Borrower or such Subsidiary (A) in connection with the Credit Agreement or the other Loan Documents or (B) which, if adversely determined, would, in the sole and absolute opinion of Agent, have a Material Adverse Effect, and no injunction, writ, restraining order or other order of any material nature adverse to Borrower or any of its Subsidiaries shall have been issued or threatened by any court or governmental agency.

                  (e) Amendment. Agent shall have received a duly executed original of this Amendment.

                  (f) Fourth Amendment to Warrant. Agent shall have received a duly executed original of a Fourth Amendment to Warrant of even date herewith between Borrower and GE Capital.

                  (g) Term Loan C Note. Agent shall have received a duly executed original of a Term Loan C Note of even date herewith by Borrower in favor of GE Capital, as a Lender.

                  (h) Second ARTRA Note. Agent shall have received a duly executed original of a Second ARTRA Note of even date herewith by ARTRA in favor of Borrower, duly endorsed by Borrower in favor of Agent as additional Collateral securing the Obligations.

                  (i)  Officer's  Certificate.  Agent shall have received a duly executed original
         certificate dated as of the date hereof by Borrower's chief financial officer stating, and Borrower hereby represents and warrants, that (1) since the Closing Date, there has been (i) no Material Adverse Effect on the business, operations, financial condition, prospects or projections of Borrower, the industries in which it operates, or any of its Subsidiaries, (ii) no litigation which has commenced which could be expected to have any such Material Adverse Effect or challenge any of the transactions contemplated by the Agreement and the other Loan Documents, (iii) except as expressly permitted by the Credit Agreement, as amended hereby, no dividends, distributions, payments, loans, contributions, fees or other transfers of cash, property or other assets to any stockholder or Affiliate of Borrower, including, without limitation, ARTRA or its employees, directors, officers or Affiliates,
         (iv) except as expressly permitted by the Credit Agreement, as amended hereby, no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries and (v) after giving effect to Section 3 of this Amendment, no Event of Default which has occurred and is continuing and
         (2) consents and acknowledgments have been obtained from all Persons whose consents and acknowledgments may be required, including, but not limited to, Borrower's and Parent's stockholders and all requisite Governmental Authorities, to the terms, and to the execution and delivery, of this Amendment and the other documents and agreements executed in connection herewith or pursuant hereto to which Borrower is a party, and the transactions to be consummated in connection herewith and therewith.

                  (j) Secretary's Certificate. Agent shall have a duly executed original certificate dated the date hereof by Borrower's corporate secretary or an assistant secretary stating that (i) since the Closing Date, there has been no amendment or other modification (nor any proposal therefor) to Borrower's certificate or articles of incorporation or bylaws and that each of the foregoing is in full force and effect, (ii) the resolutions attached thereto are of its Board of Directors and, as required, stockholders, approving and authorizing the execution, delivery and performance of this Amendment and the other documents and agreements executed in connection herewith or pursuant hereto to which Borrower is a party, and the transactions to be consummated in connection herewith and therewith and that each of the foregoing resolutions is in full force and effect without any modification or amendment, (iii) the officers of Borrower executing this Amendment and the other documents and agreements executed in connection herewith or pursuant hereto to which Borrower is a party are the incumbent officers of the Borrower and, as such, are authorized to execute each of such documents and (iv) Borrower is in good standing in its state of incorporation and in good standing and qualified to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

                  (k) Opinion of Counsel. Agent shall have received a duly executed opinion of counsel for Borrower and ARTRA with respect to the transactions contemplated hereby.

                  (l) Prohibitive Actions. No action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of all or any part of such transactions contemplated by this Amendment, nor has any judgment, order, injunction or other restraint been issued or filed, nor is any hearing seeking injunctive relief or other restraint pending or noticed which prohibits or imposing material adverse conditions upon all or any part of the transactions contemplated by this Amendment.

                  (m) Fees, Costs and Expenses; Amendment Fee. Agent shall have received payment of all fees, costs and expenses, including, without limitation, attorney's fees and expenses and as otherwise due pursuant to Section 11.3 of the Credit Agreement, incurred by Agent through the date hereof, together with a fully earned and non-refundable amendment fee in the amount of $225,000 as consideration for the execution and delivery of this Amendment by Agent and Lenders, which amendment fee Borrower hereby acknowledges as being due and payable by Borrower to Agent as of the date hereof.

                  (n) Other Requirements. Agent shall have received all certificates, orders, authorizations, consents, affidavits, schedules, instruments, security agreements, financing statements, mortgages, guarantees, opinions, pledges and other documents or instruments which are provided for hereunder, or which Agent may at any time request.

                  3. Additional Amendment Fee. Borrower shall pay to agent in immediately available funds an additional amendment fee, deemed fully earned and non-refundable as of the date hereof, in the amount of $100,000 as consideration for the execution and delivery of this Amendment by Agent and Lenders, which fee Borrower hereby acknowledges as being due and payable by Borrower to Agent on the earlier of (a) August 1, 1998 and (b) the Commitment Termination Date; provided that Borrower shall not be obligated to pay such fee if (i) on or prior to the date such fee would otherwise be payable pursuant hereto all of the Commitments are refinanced pursuant to a senior secured credit facility having an aggregate principal amount of at least $40,000,000 under which GE Capital is agent or (ii) the Commitment Termination Date does not occur on or prior to August 1, 1998.

                  4. Limited Waiver. Agent and Lenders hereby waive the Event of Default arising solely as a result of Borrower's failure to redeem or otherwise repurchase any shares of any class of Borrower's preferred stock, to the extent required to be redeemed or otherwise repurchased in accordance with the documents relating thereto; provided that this waiver shall cease to be effective upon the first to occur of (a) July 15, 1998 and (b) the date upon which any Person demands in writing that Borrower redeem or otherwise repurchase any shares of any class of Borrower's preferred stock. This waiver is limited to the specific purposes for which it is granted and, except as set forth above in this Section 4, shall not be construed as a consent, waiver or other modification with respect to any term, condition or other provision of any Loan Document.

                  5. Releases; Indemnities. In further consideration of Agent's and Lenders' execution of this Amendment, Borrower, individually and on behalf of its successors (including, without limitation, any trustee acting on its behalf and any debtor-in-possession with respect to it), assigns, subsidiaries and affiliates, hereby forever releases Agent and Lenders and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims") that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take on or prior to the date hereof with respect to the Obligations, any Collateral, the Credit Agreement, any Loan Document and any third parties liable in whole or in part for the Obligations. Borrower hereby agrees to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, any other Loan Document or any other document executed in connection therewith. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of the Credit Agreement and the other Loan Documents.

                  6. Status of Loan Documents; Reference to Credit Agreement. Except as specifically modified and amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Amendment," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement, as amended and modified hereby pursuant to the terms hereof.

                  7. No Amendments. No amendment or modification of any provision of this Amendment shall be effective without the written agreement of Agent and Borrower, and no termination or waiver of any provision of this Amendment, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  8. Benefit of Agreement; Relationship Between Parties. This Amendment is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or interest under or because of the existence of this Amendment. The relationship of Agent and Lenders, on the one hand, and Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in the Credit Agreement or any other Loan Document, or any instrument, document or agreement delivered in connection therewith, shall be deemed or construed to create a fiduciary relationship between or among the parties hereto.

                  9. No Assignment. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment. Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Requisite Lenders.

                  10. Section Titles. The Section and subsection titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement among the parties.

                  11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  12. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  13. Incorporation by Reference. Sections 10.10 and 10.14 of the Credit Agreement are hereby incorporated herein by reference in their entirety with the same effect as if set forth herein in full.

                            [signature page follows]

                  IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed as of the date first written above.


                                           BAGCRAFT CORPORATION OF
                                           AMERICA


                                           By:___________________________

                                           Title:________________________



                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION


                                           By:___________________________

                                           Title:  Duly Authorized Signatory

                                   Appendix A

                                   EXHIBIT D-2
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF DECEMBER 30, 1996

                            FORM OF TERM LOAN C NOTE



                                                               Chicago, Illinois
$7,500,000.00                                                      July 17, 1997


                  FOR VALUE RECEIVED, the undersigned, BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the address of General Electric Capital Corporation, as Agent for Lenders, 201 High Ridge Road, Stamford, CT 06927-5100, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($7,500,000.00). Capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Credit Agreement (as hereinafter defined) and Schedule A thereof.

                  This Term Loan C Note (this "Note") is issued pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 1996, by and between Borrower, GE Capital, as Agent, and the Lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the loan evidenced hereby was made and is to be repaid.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  THIS  NOTE  HAS  BEEN  EXECUTED,  DELIVERED  AND  ACCEPTED  AT
CHICAGO, ILLINOIS AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.


                                   BAGCRAFT CORPORATION OF AMERICA

                                   By:____________________________
                                   Title:_________________________

                                   Appendix B

                     FORM OF SECOND INTERCOMPANY DEMAND NOTE



                                                               Chicago, Illinois
$7,500,000.00                                                      July 17, 1997


                  FOR VALUE RECEIVED, ARTRA GROUP INCORPORATED, a Pennsylvania corporation (the "Payor"), hereby promises to pay to the order of BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation, or its registered assigns (the "Payee"), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as the Payee shall from time to time designate, the amount of (a) SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($7,500,000.00) and (b) interest thereon until paid at the rate from time to time payable with respect to Term Loan C under that certain Credit Agreement dated December 30, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition are so used as defined in the Credit Agreement) among the Payee, Agent and the parties signatory thereto as Lenders.

                  The principal balance hereof, together with all accrued interest then due and payable thereon, shall be due and payable in full on the first to occur of (i) July 15, 2000, (ii) the Commitment Termination Date, (iii) the acceleration of the Revolving Credit Loan and (iv) demand by Payee hereunder. Payor may prepay all or any part of the principal or accrued interest at any time and from time to time, without premium or penalty. All partial prepayments shall be applied first to accrued and unpaid interest and then to the unpaid principal amount hereof. Interest due hereunder shall be paid at such times as are specified in the Credit Agreement for interest payable with respect to Term Loan C.

                  Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to the Payor, the unpaid principal amount hereof shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection herewith.

                  The Payee is hereby directed to record the loan evidenced hereby, and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

                  All  payments   hereunder   shall  be  made  without   offset,
counterclaim or deduction of any kind.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT
REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF).



                                    ARTRA GROUP INCORPORATED

                                    By:___________________________
                                    Title:________________________







                                 ACKNOWLEDGMENT

                  The Payee hereby waives all rights of set-off, defalcation or similar rights it may otherwise have against the Payor or any amounts at any time owing by the Payee to the Payor as a result of amounts owing by the Payor to the Payee under this Note.

                  This Note and all of the rights of the Payee hereunder have been pledged to General Electric Capital Corporation, as Agent ("Agent"), as additional Collateral securing the Obligations pursuant to the terms of that certain Stock Pledge Agreement dates as of December 17, 1993 (as amended, restated, supplemented or otherwise modified from time to time) among the Payee and Agent.


Acknowledged and Agreed:


BAGCRAFT CORPORATION OF AMERICA

By:_________________________________
Title: _____________________________



                                       -2-